UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2015

SolarCity Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35758	02-0781046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Clearview Way

San Mateo, California 94402

(Address of principal executive offices, including zip code)

(650) 638-1028

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 28, 2015, SolarCity Corporation (the “Company”) issued a press release announcing that its wholly-owned subsidiary, SolarCity LMC Series IV, LLC, intends, subject to market and other conditions, to offer in a private placement $123,500,000 aggregate principal amount of Solar Asset Backed Notes, Series 2015-1 with an anticipated repayment date of February 21, 2022. The offering will be made only (i) within the United States to persons who are qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, as amended, and (ii) to certain non U.S. persons in offshore transactions in reliance on Regulation S under such Act.

A copy of the Company’s press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated July 28, 2015, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SolarCity Corporation

	By:	/s/ Brad W. Buss
Brad W. Buss
Date: July 28, 2015		Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated July 28, 2015, issued by the Company.